Exhibit 10.3

  DATED ________ SEPTEMBER 2013

(1)  CAMAC Energy Inc.

(2)  Allied Energy PLC

  EQUITABLE SHARE MORTGAGE IN RESPECT OF SHARES OF CAMAC Energy Ltd.

  THE TAKING OR SENDING BY ANY PERSON OF AN ORIGINAL OF THIS DOCUMENT

INTO THE CAYMAN ISLANDS MAY GIVE RISE TO THE IMPOSITION OF CAYMAN

ISLANDS STAMP DUTY

REF:  ZH/lm/122586

i

THIS EQUITABLE SHARE MORTGAGE is made on ________ September 2013

BETWEEN

(1)	CAMAC Energy Inc., a corporation incorporated under the laws of Delaware (the "Mortgagor"); and

(2)	Allied Energy PLC, a public limited company incorporated under the laws of the Federal Republic of Nigeria with company number 180681 (the "Mortgagee").

IT IS AGREED

1.	definitions and Interpretation

1.1

In this Mortgage, unless the context otherwise requires, words and expressions which are capitalised but not defined herein shall have the same meanings as are given to them in the Promissory Note.  In addition, the following definitions shall apply:

Borrower" means CAMAC Petroleum Limited, a company incorporated in the Federal Republic of Nigeria, and the Mortgagor."

"Companies Law" means the Companies Law (as amended) of the Cayman Islands.

"Company" means CAMAC Energy Ltd., an exempted company with registered office at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.

"Event of Default" means the occurrence of an Event of Default as defined in the Promissory Note.

"Guaranty Agreement" means the guaranty by the Mortgagor to the Mortgagee dated 6 June 2011 (as amended from time to time) in relation to the Borrower's obligations under the Promissory Note.

"Mortgage" means this share mortgage.

"Mortgaged Property" means the Mortgaged Shares and all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Mortgaged Shares including:

(a)	all dividends or other distributions (whether in cash, securities or other property), interest and other income paid or payable in relation to any Mortgaged Shares;

(b)

all shares, securities, rights, monies or other property whether certificated or uncertificated accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option, bonus issue or otherwise in respect of any Mortgaged Shares (including but not limited to proceeds of sale); and

(c)	all certificates or other evidence of title to any of the Mortgaged Shares now and from time to time hereafter deposited with the Mortgagee.

"Mortgaged Shares"means:

(a)	1000 ordinary shares owned by the Mortgagor in the Company;

(b)	any shares acquired in respect of Mortgaged Shares by reason of a stock split, stock dividend, reclassification or otherwise; and

(c)	all other shares in the Company from time to time legally or beneficially owned by the Mortgagor.

"Parties" means the parties to this Mortgage.

"Promissory Note" means the Amended and Restated Promissory Note dated as of the date hereof by the Borrower in favour of the Mortgagee.

"Register of Members" means the register of members of the Company (including any applicable branch register and non-listed shares register) maintained by the Company in accordance with the Companies Law.

"Secured Obligations" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money and including any obligation or liability to pay damages) from time to time owing to the Mortgagee by the Borrower pursuant to the Promissory Note and/or owing to the Mortgagee by the Mortgagor pursuant to the Guaranty Agreement.

"Security Interest" means:

(a)

a mortgage, charge, pledge, lien, assignment by way of security or other encumbrance or security arrangement (including any hold back or "flawed asset" arrangement) securing any obligation of any person;

(b)

any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person;

(c)	any other type of arrangement having a similar effect; or

(d)	agreements to create the foregoing.

"Security Period" means the period commencing on the date of execution of this Mortgage and terminating upon discharge of the security created by this Mortgage by payment in full of the Secured Obligations.

1.2	In construing this Mortgage, unless otherwise specified:

(a)	references to any Party shall be construed so as to include that Party's respective successors in title, permitted assigns and permitted transferees;

(b)

"including" and "in particular" shall not be construed restrictively but shall mean respectively "including, without prejudice to the generality of the foregoing" and "including without limitation", and "in particular, but without prejudice to the generality of the foregoing";

(c)

references to a "person" shall be construed so as to include any individual, firm, company or other body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality); and in each case, its successors and assigns and persons deriving title under or through it, in whole or in part, and any person which replaces any party to any document in its respective role thereunder, whether by assuming the rights and obligations of the party being replaced or whether by executing a document in or substantially in the form of the document it replaces;

(d)

"variation" includes any variation, amendment, accession, novation, restatement, modification, assignment, transfer, supplement, extension, deletion or replacement however effected and "vary" and "varied" shall be construed accordingly;

(e)

"writing" includes facsimile transmission legibly received except in relation to any certificate, notice or other document which is expressly required by this Mortgage to be signed and "written" has a corresponding meaning;

(f)	references to this Mortgage or to any other document include references to this Mortgage or such other document as varied from time to time, even if changes are made to:

(i)

the composition of the parties to this Mortgage or such other document or to the nature or amount (including any increase) of any facilities made available or liability assumed under such other document; or

(ii)	the nature or extent of any obligations under such other document;

(g)

references to uncertificated shares are to shares the title to which can be transferred by means of an electronic or other entry and references to certificated shares are to shares which are not uncertificated shares;

(h)	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

(i)	references to clauses and schedules are to clauses of, and schedules to, this Mortgage;

(j)	references to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be amended, modified or re-enacted; and

(k)	headings and titles are for convenience only and do not affect the interpretation of this Mortgage.

2.	Representation and Warranties

2.1	The Mortgagor hereby represents and warrants to the Mortgagee on the date of this Mortgage that:

(a)	it is the sole legal and beneficial owner of the Mortgaged Property free from any Security Interest (other than that created by this Mortgage);

(b)	the Mortgaged Shares represent 100 percent of the issued shares of the Company;

(c)

no person has or is entitled to any conditional or unconditional option, warrant or other right to subscribe for, purchase or otherwise acquire any issued or unissued shares, or any interest in shares, in the capital of the Company;

(d)	it has full power and authority to:

(i)	execute and deliver this Mortgage;

(ii)	be the legal and beneficial owner of the Mortgaged Property; and

(iii)	comply with the provisions of, and perform all its obligations under this Mortgage; and

(e)	no filings or registrations are necessary in any jurisdiction to perfect the security interests created pursuant to this Mortgage.

3.	Security

3.1	As a continuing security for the payment of the Secured Obligations, the Mortgagor as legal and beneficial owner hereby:

(a)	mortgages in favour of the Mortgagee by way of an equitable mortgage the Mortgaged Shares; and

(b)

charges in favour of the Mortgagee, by way of a fixed charge, all of its right, title and interest in and to the Mortgaged Property including all benefits, present and future, actual and contingent accruing in respect of the Mortgaged Property (to the extent not effectively mortgaged under Clause 3.1(a)).

3.2	The Mortgagor hereby agrees to deliver, or cause to be delivered, to the Mortgagee on the date hereof:

(a)	the corporate documents, resolutions and authorities of the Mortgagor required to authorise the execution of this Mortgage;

(b)

an executed but undated share transfer certificate in respect of the Mortgaged Shares in favour of the Mortgagee or its nominees (as the Mortgagee shall direct) in the form set out in to this Mortgage; and

(c)	a copy of the Register of Members showing the Mortgagor as registered owner of the Mortgaged Shares.

3.3

Without limiting the provisions of Clause or any other provisions of this Mortgage, the Mortgagor shall promptly after execution of this Mortgage, make all filings and registrations necessary in its jurisdiction of organisation to protect and perfect the security interests created pursuant to this Mortgage.

4.	rights in respect of Mortgaged Property

4.1	Unless and until the occurrence of an Event of Default:

(a)

the Mortgagor shall be entitled to exercise all voting and consensual powers pertaining to the Mortgaged Property or any part thereof for all purposes not inconsistent with the terms of this Mortgage, the Promissory Note or the Guaranty Agreement; and

(b)	the Mortgagor shall be entitled to receive and retain any dividends, interest or other moneys or assets accruing on or in respect of the Mortgaged Property or any part thereof.

4.2

The Mortgagor shall pay all calls, instalments or other payments and shall discharge all other obligations, which may become due in respect of any of the Mortgaged Property.  The Mortgagee may at any time after the occurrence of an Event of Default, if it thinks fit make such payments or discharge such obligations on behalf of the Mortgagor.  Any sums so paid by the Mortgagee in respect thereof shall be repayable on demand and pending such repayment shall constitute part of the Secured Obligations.

4.3

The Mortgagee shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Mortgaged Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Mortgaged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Mortgaged Property.

4.4

The Mortgagor hereby authorises the Mortgagee to arrange at any time and from time to time after the occurrence of an Event of Default for the Mortgaged Property or any part thereof to be registered in the name of the Mortgagee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Mortgage and at the request of the Mortgagee, the Mortgagor shall without delay procure that the foregoing shall be done.

5.	Preservation of Security

5.1	It is hereby agreed and declared that:

(a)

the security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

(b)	the Mortgagee shall not be bound to enforce any other security before enforcing the security created by this Mortgage;

(c)

no delay or omission on the part of the Mortgagee in exercising any right, power or remedy under this Mortgage shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Mortgagee may deem expedient; and

(d)	any waiver by the Mortgagee of any terms of this Mortgage shall only be effective if given in writing and then only for the purpose and upon the terms for which it is given.

5.2

The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, in whole or in part, including whether or not known to or discoverable by the Company, the Mortgagor, the Mortgagee or any other person:

(a)	any time or waiver granted to or composition with the Company, the Mortgagor or any other person;

(b)	the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Company, the Mortgagor or any other person;

(c)	any legal limitation, disability, incapacity or other circumstances relating to the Company, the Mortgagor or any other person;

(d)	the dissolution, liquidation, amalgamation, reconstruction or reorganisation of the Company, the Mortgagor or any other person; or

(e)	the unenforceability, invalidity or frustration of any obligations of the Company, the Mortgagor or any other person under the Promissory Note or the Guaranty Agreement.

5.3

Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full, the Mortgagor shall not by virtue of any payment made hereunder on account of the Secured Obligations or by virtue of any enforcement by the Mortgagee of its rights under, or the security constituted by, this Mortgage or by virtue of any relationship between or transaction involving the Mortgagor and/or the Company (whether such relationship or transaction shall constitute the Mortgagor a creditor of the Company, a guarantor of the obligations of the Company or in part subrogated to the rights of others against the Company or otherwise howsoever and whether or not such relationship or transaction shall be related to, or in connection with, the subject matter of this Mortgage):

(a)	exercise any rights of subrogation against the Company or any other person in relation to any rights, security or moneys held or received or receivable by the Mortgagee or any person;

(b)	exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement;

(c)	exercise any right of set-off or counterclaim against the Company or any such co-surety;

(d)	receive, claim or have the benefit of any payment, distribution, security or indemnity from the Company or any such co-surety; or

(e)	unless so directed by the Mortgagee (when the Mortgagor will prove in accordance with such directions), claim as a creditor of the Company or any such co-surety in competition with the Mortgagee.

The Mortgagor shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

5.4

Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full, the Mortgagee may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Mortgagee for as long as it may think fit, any moneys received recovered or realised under this Mortgage or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of the Secured Obligations or any other amount owing or payable under the Promissory Note or Guaranty Agreement; provided that the Mortgagee shall be obliged to apply amounts standing to the credit of such account or accounts once the aggregate amount held by the Mortgagee in any such account or accounts opened pursuant hereto is sufficient to satisfy the outstanding amount of the Secured Obligations in full.

5.5	The Mortgagor shall not, without the prior written consent of the Mortgagee:

(a)	cause or permit any rights attaching to the Mortgaged Property to be varied or abrogated;

(b)	cause or permit any of the Mortgaged Property to be consolidated, sub-divided or converted or the capital of the Company to be re-organised, exchanged or repaid; or

(c)	cause or permit anything to be done which may depreciate, jeopardise or otherwise prejudice the value of the security hereby given.

5.6

The Mortgagor hereby covenants that during the Security Period it will remain the legal and beneficial owner of the Mortgaged Property (subject to the Security Interests hereby created) and that it will not:

(a)

create or suffer the creation of any Security Interests (other than those created by this Mortgage) or any other interest on or in respect of the whole or any part of the Mortgaged Property or any of its interest therein; or

(b)	sell, assign, transfer or otherwise dispose of any of its interest in the Mortgaged Property without the prior consent in writing of the Mortgagee.

5.7

The Mortgagor shall remain liable to perform all the obligations assumed by it in relation to the Mortgaged Property and the Mortgagee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Mortgagor to perform its obligations in respect thereof.

5.8

The Mortgagor shall ensure that it shall not, without the prior written consent of the Mortgagee, use its voting rights to permit the Company to amend its memorandum or articles of association in a way which could be expected to adversely affect the interests of the Mortgagee.

6.	Enforcement of Security

6.1

At any time after the occurrence of an Event of Default the security hereby constituted shall become immediately enforceable and the rights of enforcement of the Mortgagee under this Mortgage shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing the Mortgagee without further notice to the Mortgagor may, whether acting on its own behalf or through a receiver or agent:

(a)	solely and exclusively exercise all voting and/or consensual powers pertaining to the Mortgaged Property or any part thereof and may exercise such powers in such manner as the Mortgagee may think fit;

(b)	date and present to the Company or any other person any undated documents provided to it pursuant to Clause ;

(c)

receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Mortgaged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Mortgagee, as additional security mortgaged and charged under and subject to the terms of this Mortgage and any such dividends, interest and other moneys or assets received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and paid or transferred to the Mortgagee on demand;

(d)

take possession of, get in, assign, exchange, sell, transfer, grant options over or otherwise dispose of the Mortgaged Property or any part thereof at such place and in such manner and at such price or prices as the Mortgagee may deem fit, and thereupon the Mortgagee shall have the right to deliver, assign and transfer in accordance therewith the Mortgaged Property so sold, transferred, granted options over or otherwise disposed of including by way of changing the ownership of the Mortgaged Shares as shown on the Register of Members;

(e)	borrow or raise money either unsecured or on the security of the Mortgaged Property (either in priority to the Mortgage or otherwise);

(f)

settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Mortgagor or relating to the Mortgaged Property;

(g)	bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Mortgaged Property or any business of the Mortgagor;

(h)	redeem any security (whether or not having priority to the Mortgage) over the Mortgaged Property and to settle the accounts of any person with an interest in the Mortgaged Property;

(i)

exercise and do (or permit the Mortgagor or any nominee of the Mortgagor to exercise and do) all such rights and things as the Mortgagee would be capable of exercising or doing if it were the absolute beneficial owner of the Mortgaged Property;

(j)

do anything else it may think fit for the realisation of the Mortgaged Property or incidental to the exercise of any of the rights conferred on the Mortgagee under or by virtue of any document to which the Mortgagor is party; and

(k)	exercise all rights and remedies afforded to it under this Mortgage and applicable law.

6.2

The Mortgagee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Mortgage or to make any claim or to take any action to collect any moneys assigned by this Mortgage or to enforce any rights or benefits assigned to the Mortgagee by this Mortgage or to which the Mortgagee may at any time be entitled hereunder.

6.3

Upon any sale of the Mortgaged Property or any part thereof by the Mortgagee, the purchaser shall not be bound to see or enquire whether the Mortgagee's power of sale has become exercisable in the manner provided in this Mortgage and the sale shall be deemed to be within the power of the Mortgagee, and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

6.4	Any money received or realised under the powers conferred by this Mortgage shall be paid or applied in the following order of priority, subject to the discharge of any prior-ranking claims:

(a)	FIRST: in or towards the payment of all costs, expenses, fees and remuneration of the Mortgagee or any receiver incurred pursuant to or in connection with this Mortgage;

(b)	SECOND: in or towards satisfaction of the Secured Obligations; and

(c)	THIRD: as to the surplus (if any), to the person or persons entitled to it.

7.	APPOINTMENT OF A RECEIVER

7.1	At any time after:

(a)	the occurrence of an Event of Default; or

(b)	a request has been made by the Mortgagor to the Mortgagee for the appointment of a receiver over its assets or in respect of the Mortgagor,

then notwithstanding the terms of any other agreement between the Mortgagor and any person, the Mortgagee may (unless precluded by law) appoint in writing any person or persons to be a receiver or receiver and manager of all or any part of the Mortgaged Property as the Mortgagee may choose in its entire discretion.

7.2	Where more than one receiver is appointed, the appointees shall have power to act jointly or separately unless the Mortgagee shall specify to the contrary.

7.3	The Mortgagee may from time to time determine the remuneration of a receiver.

7.4

The Mortgagee may remove a receiver from all or any of the Mortgaged Property of which he is the receiver and after the receiver has vacated office or ceased to act in respect of any of the Mortgaged Property, appoint a further receiver over all or any of the Mortgaged Property in respect of which he shall have ceased to act.

7.5	Such an appointment of a receiver shall not preclude:

(a)	the Mortgagee from making any subsequent appointment of a receiver over all or any Mortgaged Property over which a receiver has not previously been appointed or has ceased to act; or

(b)	the appointment of an additional receiver to act while the first receiver continues to act.

7.6	The receiver shall be the agent of the Mortgagor (which shall be solely liable for his acts, defaults and remuneration). The receiver shall not at any time become the agent of the Mortgagee.

8.	Powers of a Receiver

8.1	In addition to those powers conferred by law, a receiver shall have and be entitled to exercise in relation to the Mortgagor all the powers set out below:

(a)	to exercise all rights of the Mortgagee under or pursuant to this Mortgage including all voting and other rights attaching to the Mortgaged Property;

(b)	to make any arrangement or compromise with others as he shall think fit;

(c)	to appoint managers, officers and agents for the above purposes at such remuneration as the receiver may determine;

(d)

to redeem any prior encumbrance and settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid shall be deemed an expense properly incurred by the receiver;

(e)	to pay the proper administrative charges in respect of time spent by his agents and employees in dealing with matters raised by the receiver or relating to the receivership of the Mortgagor; and

(f)

to do all such other acts and things as may be considered by the receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the Mortgaged Property or the value thereof.

9.	Further Assurances

9.1

The Mortgagor shall at its own expense promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Mortgagee may specify and in such form as the Mortgagee may reasonably require in order to:

(a)

perfect or protect the security created or intended to be created under or evidenced by this Mortgage or for the exercise of any rights, powers and remedies of the Mortgagee provided by or pursuant to this Mortgage or by law; or

(b)	following an Event of Default, facilitate the realisation of the assets which are, or are intended to be, the subject of this Mortgage.

9.2

Without limiting the other provisions of this Mortgage, the Mortgagor shall at its own expense promptly take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Mortgagee by or pursuant to this Mortgage.

10.	Power of Attorney

10.1

The Mortgagor, by way of security and in order more fully to secure the performance of its obligations hereunder, hereby irrevocably appoints the Mortgagee and the persons deriving title under it (including, but without any limitation, any receiver) jointly and also severally (with full power of substitution and delegation) to be its attorney-in-fact:

(a)

to execute and complete in favour of the Mortgagee or its nominees or of any purchaser any documents which the Mortgagee may from time to time require for perfecting the Mortgagee's title to, for vesting any of the assets and property hereby mortgaged or charged in the Mortgagee or its nominees or in any purchaser or for any of the purposes contemplated in Clause hereof;

(b)

to give effectual discharges for payments, to take and institute on non-payment (if the Mortgagee in its sole discretion so decides) all steps and proceedings in the name of the Mortgagor or of the Mortgagee for the recovery of such moneys, property and assets hereby mortgaged or charged;

(c)	to agree accounts and make allowances and give time or other indulgence to any surety or other person liable;

(d)

so as to enable the Mortgagee to carry out in the name of the Mortgagor any obligation imposed on the Mortgagor by this Mortgage (including the execution and delivery of any deeds, charges, assignments or other security and any transfers of the Mortgaged Property and the exercise of all the Mortgagor's rights and discretions in relation to the Mortgaged Property);

(e)

so as to enable the Mortgagee and any receiver or other person to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Mortgage or by law (including the exercise of any right of a legal and beneficial owner of the Mortgaged Property); and

(f)

generally for it and in its name and on its behalf and as its act and deed or otherwise execute, seal and deliver and otherwise perfect and do any such legal assignments and other assurances, charges, authorities and documents over the moneys, property and assets hereby charged, and all such deeds, instruments, acts and things which may be required for the full exercise of all or any of the powers conferred or which may be deemed proper on or in connection with any of the purposes aforesaid.

10.2	Notwithstanding any other provision of Clause , such power shall not be exercisable by or on behalf of the Mortgagee as the case may be until:

(a)	an Event of Default has occurred; or

(b)	the Mortgagor has failed to comply with Clause .

10.3

The power hereby conferred shall be a general power of attorney and the Mortgagor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any attorney appointed pursuant hereto may execute or do.  In relation to the power referred to herein, the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

11.	RELEASE

11.1

Upon discharge and satisfaction in full of the Secured Obligations, the Mortgagee shall (at the request and cost of the Mortgagor) execute such documents and do all such acts as may be necessary to release the Mortgaged Property from the security constituted by this Mortgage.

12.	Notices

12.1

Any notice or other communication given or made under or in connection with the matters contemplated by this Mortgage shall be in accordance with the provisions of clause 13 (Notices) of the Promissory Note.

13.	Assignments

13.1

This Mortgage shall be binding upon and shall enure to the benefit of the Mortgagor, the Mortgagee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Mortgage to any of them shall be construed accordingly.

13.2	The Mortgagor may not assign or transfer all or any part of its rights and/or obligations under this Mortgage.

13.3	The Mortgagee may assign or transfer all or any part of its rights and/or obligations under this Mortgage to any person to whom it assigns its rights and/or obligations under the Promissory Note.

14.	MISCELLANEOUS

14.1

If any of the clauses, conditions, covenants or restrictions (the "Provision") of this Mortgage or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

14.2

This Mortgage (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

14.3

Each document, instrument, statement, report, notice or other communication delivered in connection with this Mortgage shall be in English or where not in English shall be accompanied by a certified English translation which translation shall with respect to all documents of a contractual nature and all certificates and notices to be delivered hereunder be the governing version and upon which in all cases the Mortgagee shall be entitled to rely.

14.4	This Mortgage may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

14.5	The parties intend that this Mortgage takes effect as a deed notwithstanding the fact that the Mortgagee may only execute it under hand.

15.	Law and Jurisdiction

15.1

This Mortgage shall be governed by and construed in accordance with the laws of the Cayman Islands and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Cayman Islands.

15.2	The Mortgagor agrees that the process by which any proceedings in the Cayman Islands are begun may be served on it by being delivered to the process agent referred to below.

15.3	Without prejudice to any other mode of service allowed under any relevant law, the Mortgagor:

(a)

irrevocably appoints the Company as its agent for service of process (such process to be served c/o CAMAC Energy Ltd., Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands) in relation to any proceedings before the Cayman Islands courts in connection with this Mortgage and confirms that such agent for service of process has duly accepted such appointment; and

(b)	agrees that failure by the process agent to notify the Mortgagor of the process will not invalidate the proceedings concerned.

15.4

If the appointment of the person mentioned in Clause ceases to be effective, the Mortgagor shall immediately appoint another person in the Cayman Islands to accept service of process on its behalf.  If the Mortgagor fails to do so, the Mortgagee shall be entitled to appoint such a person by notice to the Mortgagor.  Nothing contained herein shall restrict the right to serve process in any other manner allowed by law.

IN WITNESS whereof this Deed has been executed by the parties on the day and year first above written.

EXECUTED AS A DEED for and on behalf of CAMAC Energy Inc.:	)

)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

in the presence of:

Signature of Witness

Name:

Address:

EXECUTED AS A DEED for and on behalf of ALLIED Energy PLC:	)

)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

in the presence of:

Signature of Witness

Name:

Address:

Schedule 1

CAMAC Energy Ltd.

(the "Company")

SHARE TRANSFER CERTIFICATE

SHARE TRANSFER CERTIFICATE dated _____________________________ _________________________________________ (the "Transferor") does hereby transfer to _______________________________ (the "Transferee") ___________________________________ (the "Shares") of a par value of ________ each in the Company.

SIGNED for and on behalf of the TRANSFEROR:	)
)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

And I/we do hereby agree to take the Shares

SIGNED for and on behalf of TRANSFEREE:	)
)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

)
)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title: